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                                   EXHIBIT 23
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                   Consent of Independent Public Accountants
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     As independent public accountants, we hereby consent to the incorporation by reference of our reports included in the Form 10-K into the Company's previously filed Registration Statement File No. 33-34559.



                                    /s/ Arthur Andersen & Co.


                                   Arthur Andersen & Co.


Louisville, Kentucky
March 23, 1994